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                                                                    EXHIBIT 23.4

      We hereby consent to the use in this Registration Statement on Form SB-2 filed on or about December 1, 1998 of our report, dated January 24, 1997, relating to the financial statements of American Independent Bank, N.A. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                     /s/ McGladrey & Pullen, LLP
                                                     ---------------------------
Anaheim, California
December 1, 1998